                                              AMENDED
                                             FORM 8-K/A



                                       Current Report Pursuant
                                   to Section 13 or 15(d) of the
                                  Securities Exchange Act of 1934



                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 27, 2000
                 --------------------------------------------------------------


                                  SUMMIT BANCSHARES. INC.
                                  -----------------------
                     (Exact Name of Registrant as Specified in Its Charter)



                                       CALIFORNIA
                                       ----------
                         (State or Other Jurisdiction of Incorporation)



                  0-11108                              94-2767067
                  -------                              ----------
         (Commission File Number)           (I.R.S. Employer Identification No.)



        2969 BROADWAY, OAKLAND, CALIFORNIA                94611
        ----------------------------------                -----
     (Address of Principal Executive Offices)           (Zip Code)



                                    (510) 839-8800
                                    --------------
                     (Registrant's Telephone Number, Including Area Code)


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                           ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT



Pursuant to Item 304(a) (1) and Item 304 (a) (3) the following information is provided regarding a change in the principal accountant to audit the registrant's financial statements.

On March 27, 2000, Summit Bancshares, Inc. dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee participated in and approved the decision to change independent accountants. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through March 27, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 31, 2000 is filed as Exhibit 1 to this Form 8-K/A.

On the recommendation of the Company's Audit Committee, Arthur Andersen LLP will be recommended to the Company's shareholders at its May 16, 2000 annual meeting to be its new principal accountant to audit its financial statements. At no time during the registrant's two most recent years did the registrant consult with Arthur Andersen LLP regarding the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, there were no reportable events as defined in Regulation S-K, Item 304(a) (1) (v) (A-D).

                              Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Oakland, state of California on March 31, 2000.

                                                Summit Bancshares, Inc

                                                /s/ C. M. Ziemann

                                                C. M. Ziemann
                                                Vice President

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                                  EXHIBIT 1




March 31, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Commissioners:

We have read the statements made by Summit Bancshares, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A report dated March 31, 2000. We agree with the statements concerning our Firm in such Form 8-K/A.

We have no basis to conclude whether the Company consulted with other accountants.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP